Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund

Supplement to the Prospectus and Summary Prospectus for Institutional Shares & Institutional Plus Shares Dated April 25, 2012

Prospectus and Summary Prospectus Text Changes

The table under the heading “Purchase and Sale of Fund Shares” is replaced with the following:

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Prospectus Text Changes

The first paragraph under the heading “Share Class Overview” in the More on the Funds section is replaced with the following:

This prospectus offers the Funds’ Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. A separate prospectus offers the Funds’ Investor Shares, which have an investment minimum of $3,000, and Admiral™ Shares for the Total Bond Market Index, Short-Term Bond Index, and Intermediate-Term Bond Index Funds, which have an investment minimum of $10,000. Another prospectus offers the Total Bond Market Index, Short-Term Bond Index, and Intermediate-Term Bond Index Funds’ Signal® Shares, which are generally for institutional and financial intermediary investors. In addition, each Fund issues an

(over, please)

exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

The text under the heading “Account Minimums for Institutional Shares and Institutional Plus Shares” in the Purchasing Shares section is replaced with the following:

To open and maintain an account. Institutional Shares---$5 million; Institutional Plus Shares---$100 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

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Vanguard Marketing Corporation, Distributor.	PSI 0504 052012